                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) December 29, 2000


                         RIBOZYME PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                    0-27914                    34-1697351
-------------------------------  ----------------------- -----------------------
(State or other jurisdiction of  (Commission file number)      (IRS employer
       incorporation)                                        identification no.)


2950 Wilderness Place, Boulder, Colorado                      80301
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(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code         (303) 449-6500
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On December 29, 2000, Ribozyme Pharmaceuticals, Inc. entered into a common stock purchase agreement with Acqua Wellington North American Equities Fund, Ltd. pursuant to which Ribozyme may, from time to time and in its sole discretion during the 28 months following the date of the agreement, present Acqua Wellington with draw-down notices requiring Acqua Wellington to purchase Ribozyme common stock. Unless otherwise agreed by Ribozyme and Acqua Wellington, a maximum of between $1,500,000 and $8,000,000 of Ribozyme common stock may be covered by each draw-down notice, depending upon the minimum market price of Ribozyme common stock set forth in the draw-down notice. Ribozyme will issue and sell the shares to Acqua Wellington pursuant to each draw-down notice at a per share price equal to the average price of Ribozyme common stock over a period of time after the draw-down notice less a specified discount, depending upon the minimum market price of Ribozyme common stock set forth in the draw-down notice. Ribozyme may present Acqua Wellington with up to 24 draw-down notices during the term of the agreement. In addition, in conjunction with any draw-down notice, Ribozyme may, at its option, grant Acqua Wellington call options to purchase up to the same dollar amount of Ribozyme common stock as was set forth in such draw-down notice. A maximum of $60,000,000 of Ribozyme common stock may be issued and sold to Acqua Wellington pursuant to all draw-down notices and call options under the common stock purchase agreement. All shares of Ribozyme common stock to be issued and sold to Acqua Wellington are registered under our Registration Statement on Form S-3 (No. 333-49400). For additional information regarding our agreement with Acqua Wellington, please see the Common Stock Purchase Agreement, attached hereto as Exhibit 4.1, and our press release, attached hereto as Exhibit 99.1.



ITEM 7. EXHIBITS.

          (c)  Exhibits:

               4.1 Common Stock Purchase Agreement dated December 29, 2000 by and between Ribozyme Pharmaceuticals, Inc. and Acqua Wellington North American Equities Fund, Ltd.

               99.1 Press Release, dated December 29, 2000, entitled "Ribozyme
                    Pharmaceuticals to Have $60 Million Equity Financing Facility."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2001

                                         RIBOZYME PHARMACEUTICALS, INC.


                                         By: /s/ LAWRENCE E. BULLOCK
                                           -------------------------------------
                                           Lawrence E. Bullock
                                           Vice President of Administration and
                                           Finance, Chief Financial Officer and
                                           Secretary

EXHIBIT INDEX

                                                                              SEQUENTIALLY
                                                                                NUMBERED
EXHIBIT NO.                  DESCRIPTION                                          PAGE
-----------                  -----------                                          ----
   4.1      Common Stock Purchase Agreement dated December 29, 2000                 _
            by and between Ribozyme Pharmaceuticals, Inc. and Acqua
            Wellington North American Equities Fund, Ltd.

   99.1     Press Release, dated December 29, 2000, entitled "Ribozyme              _
            Pharmaceuticals to Have $60 Million Equity Financing Facility."





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